Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Ent Credit Union (the “Company”)

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:	Ent Auto Receivables Trust 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “4.0-1 ENT 2023-1 Statistical Pool 2023.07.31 revised 8.18.23.xlsx” provided by the Company on August 18, 2023, containing information on 8,103 underlying automotive loans (the “Loans”) as of July 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Ent Auto Receivables Trust 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Cutoff Date” means July 31, 2023.

•	The term “Loan Documents” means the following information provided by the Company for each of the Selected Loans (defined below): (i) sales contract, (ii) credit report, (iii) accounting system screenshots, (iv) number of payment deferments for certain Loans included in the electronic data file entitled “ENT 2023-1 Due Diligence Findings Part II (pink attributes).xlsx” (“Payment Deferments”), and (v) an electronic data file entitled “Loan SK with Application Numbers.csv” which shows the mapping relationship between Application ID and LOANSK. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Documents by the borrowers.

•	The term “Source Documents” means the Cutoff Date and Loan Documents.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Source Documents/Instructions” column of Exhibit B.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Loans from the Data File (each a “Selected Loan”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.	For each Selected Loan, we compared or recomputed the information in the Data File for the specified attributes listed in Exhibit B to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

August 31, 2023

THE FOLLOWING PAGES CONSTITUTE EXHIBIT A.

Exhibit A – The Selected Loans

Selected Loan #	LOANSK	Selected Loan #	LOANSK	Selected Loan #	LOANSK
1	**7409	31	**0881	61	**1024
2	**9466	32	**1886	62	**1366
3	**8795	33	**3046	63	**1636
4	**0697	34	**3914	64	**1758
5	**1551	35	**3985	65	**2185
6	**8013	36	**4283	66	**2228
7	**1175	37	**4793	67	**2314
8	**7119	38	**5984	68	**2617
9	**7753	39	**7858	69	**3546
10	**3178	40	**1765	70	**3628
11	**7875	41	**2291	71	**3786
12	**4005	42	**3180	72	**4105
13	**5728	43	**3531	73	**4151
14	**1038	44	**4923	74	**6888
15	**7906	45	**7488	75	**7620
16	**8542	46	**8023	76	**9518
17	**5403	47	**8040	77	**9550
18	**6515	48	**8180	78	**9600
19	**6731	49	**8619	79	**9847
20	**6984	50	**9392	80	**0791
21	**8230	51	**9554	81	**0964
22	**0745	52	**9591	82	**1273
23	**4812	53	**9791	83	**1471
24	**5505	54	**9801	84	**1691
25	**7857	55	**0217	85	**1852
26	**7875	56	**0262	86	**2094
27	**8317	57	**0632	87	**2108
28	**8331	58	**0662	88	**2113
29	**0339	59	**0720	89	**2875
30	**0427	60	**0993	90	**2896

Selected Loan #	LOANSK	Selected Loan #	LOANSK
91	**3118	121	**5858
92	**3658	122	**5859
93	**4042	123	**7101
94	**4101	124	**7309
95	**4250	125	**7731
96	**4491	126	**7789
97	**4947	127	**8274
98	**5426	128	**8277
99	**5751	129	**8604
100	**6542	130	**8929
101	**6563	131	**9026
102	**7558	132	**9043
103	**8399	133	**9698
104	**8417	134	**0109
105	**8673	135	**0338
106	**8952	136	**0398
107	**9069	137	**0451
108	**9841	138	**0452
109	**0463	139	**1636
110	**0902	140	**1715
111	**1411	141	**1830
112	**1467	142	**1891
113	**2899	143	**2270
114	**3052	144	**2287
115	**3341	145	**2576
116	**3345	146	**3007
117	**4056	147	**3531
118	**4319	148	**3812
119	**5123	149	**3976
120	**5387	150	**4072

THE FOLLOWING PAGE CONSTITUTES EXHIBIT B.

Exhibit B

#	Attribute Name in Data File	Source Documents / Instructions
1	LOANSK	Unique identifier for information purposes only.
2	VIN	Sales contract
3	ORIGINAL_AMOUNT_FINANCED	Sales contract
4	ORIGINAL_MONTHLY_PAYMENT	Sales contract, accounting system screenshot
5	ORIGINAL_TERM	Sales contract
6	ORIGINAL_APR	Sales contract, accounting system screenshot
7	CONTRACT_DATE	Sales contract
8	FIRST_PAYMENT_DATE	Sales contract
9	ORIGINAL_CONTRACT_MATURITY_DATE	Sales contract
10	FICO_SCORE_AT_ORIGINATION	Credit report, accounting system screenshot
11	BORROWER_STATE	Sales contract, accounting system screenshot
12	VEHICLE_MODEL_YEAR	Sales contract
13	VEHICLE_MAKE	Sales contract, accounting system screenshot
14	VEHICLE_MODEL	Sales contract, accounting system screenshot
15	REMAINING_TERM	Recomputed as the sum of (A) the number of months between the ORIGINAL_CONTRACT_MATURITY_DATE and the Cutoff Date, and (B) the number of Payment Deferments (in months)